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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 August 2, 2001
                Date of Report (Date of earliest event reported)

                                ________________

                                PMC-SIERRA, INC.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

             0-19084                              94-2925073
        (Commission File)            (IRS Employer Identification Number)

                               3975 Freedom Circle
                              Santa Clara, CA 95054
                    (Address of Principal Executive Offices)

                                 (408) 369-1176
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

         On August 2, 2001, PMC-Sierra, Inc., a Delaware corporation, announced that Standard & Poor's will include the company in the S&P 500 Index after the close of trading on Thursday, August 2, 2001. The index committee of Standard & Poor's stated that PMC-Sierra will be added to the S&P 500 GICS Semiconductors sub-industry group and the Electronics (Semiconductors) industry group. A copy of the press release is attached as Exhibit 99.1.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 PMC-SIERRA, INC.



Dated:  August 2, 2001           By:  /s/ John W. Sullivan
                                      ---------------------------------------
                                      John W. Sullivan
                                      Vice President and Chief Financial Officer



                                INDEX TO EXHIBITS



   Exhibit Number                          Description
-------------------- -----------------------------------------------------------
       99.1            Press Release dated August 2, 2001 of PMC-Sierra, Inc.




                                                                    Exhibit 99.1
News Release

FOR IMMEDIATE RELEASE ON August 2, 2001 at 2:00 A.M. Pacific Time

PMC-Sierra Contacts:

John W. Sullivan               David Climie                  Susan Shaw
Chief Financial Officer        Manager, Investor Relations   Manager, Public Relations
Tel: 1 408 988 7785            Tel: 1 408 988 8276           Tel: 1 408 988 8515
john_sullivan@pmc-sierra.com   david_climie@pmc-sierra.com   susan_shaw@pmc-sierra.com


                        PMC-SIERRA ADDED TO S&P 500 INDEX

SANTA CLARA, CA, August 2, 2001 - PMC-Sierra, Inc. (NASD: PMCS) today announced Standard & Poor's will include the company in the S&P 500 Index after the close of trading on Thursday, August 2, 2001. PMC-Sierra will be replacing Quaker Oats (NYSE:OAT) in the index following PepsiCo Inc.'s acquisition of Quaker Oats in a transaction expected to close on that date. The index committee of Standard & Poor's stated that PMC-Sierra will be added to the S&P 500 GICS Semiconductors sub-industry group and the Electronics (Semiconductors) industry group.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value. The "500" is one of the most widely used benchmarks of U.S. equity performance and is held broadly by U.S. and international index funds.

About PMC-Sierra

PMC-Sierra is accelerating the broadband revolution. PMC-Sierra's extensive family of broadband communication semiconductors enables the equipment that makes up the backbone of the Internet. PMC-Sierra offers worldwide technical and sales support including a network of offices throughout North America, Europe and Asia. PMC-Sierra is publicly traded on the Nasdaq Stock Market under the symbol "PMCS" and is included in the Nasdaq-100 Index (NDX) which contains the largest non-financial companies on the Nasdaq Stock Market.

PMC-Sierra develops Internet Protocol (IP), ATM, SONET/SDH, T1/E1, T3/E3, Packet-over-SONET, Voice-over-Packet, wireless infrastructure, MIPS microprocessor, and Gigabit Ethernet solutions for wide area network (WAN), and Internet networking equipment. The company's quality system is registered with the Quality Management Institute to the ISO 9001 standard. As co-founder of the SATURN(R) Development Group, PMC-Sierra works with over 30 other member companies to define and develop interoperable, standard-compliant solutions for high speed networking applications.